UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2022

LANDSTAR SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	021238	06-1313069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13410 Sutton Park Drive South, Jacksonville, Florida	32224
(Address of principal executive offices)	(Zip Code)

(904) 398-9400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LSTR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

During the four day period from April 6 through April 9, 2022, Landstar System, Inc. (collectively with its subsidiaries and affiliates, “Landstar” or the “Company”) will be holding its annual agent meeting for its independent commission sales agents. During this meeting in Orlando, Florida, the Company intends to have a separate meeting on April 6, 2022 with approximately twenty sell-side financial analysts from firms currently covering the Company. During this meeting with members of the financial community, Landstar intends to discuss current business trends and provide updated 2022 first fiscal quarter revenue and diluted earnings per share (“DEPS”) guidance.

The Company initially issued 2022 first fiscal quarter revenue and DEPS guidance (the “2022 First Quarter Initial Guidance”) in its 2021 fourth quarter earnings release, a copy of which was included as an exhibit to a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 26, 2022. The 2022 First Quarter Initial Guidance included revenue guidance of $1.70 billion to $1.75 billion and DEPS guidance of $2.70 to $2.80.

On February 28, 2022, the Company filed a Current Report on Form 8-K noting that through the first 8 weeks of the Company’s 2022 first fiscal quarter as compared to the first 8 weeks of the Company’s 2021 first fiscal quarter, revenue per load on loads hauled via truck increased 27% and the number of loads hauled via truck increased 24%. The Company also noted in the February 28 Form 8-K that two of the largest Landstar independent commission sales agencies, as measured by Landstar revenue generated in fiscal year 2021, maintain administrative operations in Ukraine. In connection with the Russian invasion of Ukraine, the Company disclosed that assuming the complete disruption of the Ukrainian-based operations of these two agencies through the remainder of the first quarter, the Company anticipated that revenue for the 2022 first quarter would exceed the high end of the range set forth in the 2022 First Quarter Initial Guidance in a mid-single-digit percentage range and, assuming insurance and claims cost at 4.2% of BCO Independent Contractor revenue, DEPS for the 2022 first fiscal quarter would exceed the high end of the range set forth in the 2022 First Quarter Initial Guidance in a low double-digit percentage range.

During the Company’s 2022 first quarter compared to the 2021 first quarter, revenue per load on loads hauled via truck increased an estimated 22% and the number of loads hauled via truck increased an estimated 20%. The Company attributes the decrease in the year-over-year growth rate of revenue per load on loads hauled via truck in the 13-week 2022 first quarter compared to that of the first 8 weeks of the 2022 first quarter to a more difficult year-over-year comparison in March. Prior year March experienced an atypical increase in truck revenue per load of 11% on a sequential basis from fiscal February 2021 to fiscal March 2021. The Company attributes the decrease in the year-over-year growth rate of loads hauled via truck in the 2022 first quarter compared to that of the first 8 weeks of the 2022 first fiscal quarter to (1) the impact of the Russian invasion of Ukraine and (2) an atypical increase in the number of loads hauled via truck from fiscal February 2021 to fiscal March 2021 that resulted from severe winter weather experienced during the last week of fiscal February 2021. It should be noted, however, that load volumes arranged by the two independent commission sales agencies with significant administrative operations based in Ukraine were significantly less impacted to date than initially anticipated by the Company at the onset of the Russian invasion. Nevertheless, no assurances can be provided regarding the conflict between Russia and Ukraine and the extent of potential future operational disruption the conflict may have on either of these Landstar agencies and the related impact of these disruptions on the Company.

With respect to the Company’s current outlook for the 2022 first fiscal quarter, revenue for the 2022 first fiscal quarter is expected to be in a range of $1.955 billion to $1.975 billion, or approximately 12% to 13% above the high end of the 2022 First Quarter Initial Guidance. Insurance and claims costs are expected to approximate 4.2% of BCO Independent Contractor revenue and the effective income tax rate for the first fiscal quarter is expected to approximate 22.8%. Accordingly, DEPS for the 2022 first fiscal quarter is expected to be in a range of $3.30 to $3.35, or 18% to 20% above the high-end of the 2022 First Quarter Initial Guidance.

During the 2022 first fiscal quarter, the Company purchased approximately 694,000 shares of the Company’s common stock at an aggregate cost of approximately $109.3 million.

The information furnished under Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995. Statements contained in this press release that are not based on historical facts are “forward-looking statements”. This press release contains forward-looking statements, such as statements which relate to Landstar’s business objectives, plans, strategies and expectations. Terms such as “anticipates,” “believes,” “estimates,” “intention,” “expects,” “plans,” “predicts,” “may,” “should,” “could,” “will,” the negative thereof and similar expressions are intended to identify forward-looking statements. Such statements are by nature subject to uncertainties and risks, including but not limited to: the impact of the Russian conflict with Ukraine on the operations of certain independent commission sales agents, including the Company’s largest such agent by revenue in the 2021 fiscal year; the impact of the coronavirus (COVID-19) pandemic; an increase in the frequency or severity of accidents or other claims; unfavorable development of existing accident claims; dependence on third party insurance companies; dependence on independent commission sales agents; dependence on third party capacity providers; decreased demand for transportation services; U.S. foreign trade relationships; substantial industry competition; disruptions or failures in the Company’s computer systems; cyber and other information security incidents; dependence on key vendors; changes in fuel taxes; status of independent contractors; regulatory and legislative changes; regulations focused on diesel emissions and other air quality matters; intellectual property; and other operational, financial or legal risks or uncertainties detailed in Landstar’s Form 10-K for the 2021 fiscal year, described in Item 1A Risk Factors, and in other SEC filings from time to time. These risks and uncertainties could cause actual results or events to differ materially from historical results or those anticipated. Investors should not place undue reliance on such forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSTAR SYSTEM, INC.

Date: April 5, 2022	By:	/s/ Fred L. Pensotti
Name: Fred L Pensotti
Title: Vice President and Chief Financial Officer